UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2013

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UNITED AIRLINES, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-10323	74-2099724
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

233 S. Wacker Drive, Chicago, IL	60606
(Address of principal executive offices)	(Zip Code)

(312) 997-8000

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On August 15, 2013, United Airlines, Inc. (the “Company”) caused Wilmington Trust, National Association, as pass through trustee for two pass through trusts newly-formed by the Company, to issue and sell Pass Through Certificates, Series 2013-1A, and Pass Through Certificates, Series 2013-1B (collectively, the “Certificates”) in the aggregate principal amount of $929,351,000.

The offer and sale of the Certificates were registered pursuant to the Securities Act of 1933, as amended, under the Company’s automatic shelf registration statement on Form S-3 (File No. 333-181014) (the “Registration Statement”).

This Current Report on Form 8-K is being filed for the purpose of adding the opinion of Morris James LLP that the Certificates are binding obligations as an exhibit with respect to the Registration Statement.  See Item 9.01 of this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits.  The documents listed as exhibits below are filed as exhibits with reference to the Registration Statement.  The Registration Statement and the final Prospectus Supplement, dated August 1, 2013, to the Prospectus, dated April 27, 2012, relate to the offering of the Certificates.

Exhibit No.	Description
5.1	Opinion of Morris James LLP
23.1	Consent of Morris James LLP (included in Exhibit 5.1)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, United Airlines, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED AIRLINES, INC.

Date: August 15, 2013	By	/s/ Chris Kenny
Chris Kenny
Vice President and Controller

EXHIBIT INDEX

Exhibit No.	Description
5.1	Opinion of Morris James LLP
23.1	Consent of Morris James LLP (included in Exhibit 5.1)